As filed with the Securities and Exchange Commission on May 17, 2006

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2006


                           W. R. BERKLEY CORPORATION
                           -------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                           1-15202                  22-1867895
--------------                   -------------------        ----------------
(State or other jurisdiction     (Commission File            (IRS Employer
of incorporation)                     Number)               Identification No.)


                     475 Steamboat Road, Greenwich, CT 06830
                  --- ---------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (203) 629-3000


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On May 16, 2006, at the Annual Meeting of Stockholders of W. R. Berkley Corporation (the "Company"), the stockholders approved the W. R. Berkley Corporation 2007 Annual Incentive Compensation Plan (the "2007 AICP"). The details of the vote are provided below in Item 8.01 Other Events. A description of the 2007 AICP is included in the Company's Notice of Annual Meeting of Stockholders and Proxy Statement that was filed with the Securities and Exchange Commission and was mailed to stockholders on or about April 18, 2006, and a copy of the 2007 AICP is appended thereto as Annex A.

Item 8.01 Other Events.

     The Company held its Annual Meeting of Stockholders on May 16, 2006. The meeting involved: (i) the election of three directors for a term to expire at the Annual Meeting of Stockholders to be held in the year 2009 and one director for a term to expire at the Annual Meeting of Stockholders to be held in the year 2007; (ii) the approval of the 2007 AICP, as described in Item 1.01 Entry into a Material Definitive Agreement above; (iii) the approval of an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 300,000,000 to 500,000,000 (a copy of the Amendment, dated May 16, 2006, is attached to this Form 8-K as
Exhibit 3.2 and is incorporated herein by reference); and (iv) the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year 2006. The directors elected and the results of the voting are as follows:

(i) Election of Directors:



Nominee                    Term Ending               Votes For                  Votes Withheld

William R. Berkley         2009                      112,623,490                5,939,788

George G. Daly             2009                      114,432,727                4,130,551

Philip J. Ablove           2009                      108,814,173                9,749,105

Mary C. Farrell            2007                      114,435,420                4,127,858


(ii) Approval of the W. R. Berkley Corporation 2007 Annual Incentive Compensation Plan:

Votes For                  Votes Against                      Votes Abstained

112,034,953                6,302,423                          225,902



(iii) Approval and adoption of an amendment to the Company's Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 300,000,000 to 500,000,000:

Votes For                  Votes Against                      Votes Abstained

110,072,997                8,381,879                          108,402



(iv) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2006:

Votes For                  Votes Against                      Votes Abstained

117,621,405                844,750                            97,123

Item 9.01 Financial Statements and Exhibits.

         (c)  Exhibits

         3.1 The Company's Restated Certificate of Incorporation, as amended through May 15, 2006 (incorporated by reference to Exhibits 3.1 and 3.2 of the Company's Quarterly Report on Form 10-Q (File No. 1-15202) filed with the Commission on August 6, 2003, and Exhibit
              3.2 of the Company's Quarterly report on Form 10-Q (File No. 1-15202) filed with the Commission on August 5, 2004).

          3.2 Amendment, dated May 16, 2006, to the Company's Restated Certificate of Incorporation, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             W. R. BERKLEY CORPORATION

                                              By: /s/ Eugene G. Ballard
                                                 -------------------------------
                                                 Name:  Eugene G. Ballard
                                                 Title: Senior Vice President,
                                                        Chief Financial Officer
                                                        and Treasurer


Date:  May 17, 2006

                                  EXHIBIT INDEX

Exhibit:
-------

3.1 The Company's Restated Certificate of Incorporation, as amended through May 15, 2006 (incorporated by reference to Exhibits 3.1 and 3.2 of the Company's Quarterly Report on Form 10-Q (File No. 1-15202) filed with the Commission on August 6, 2003, and Exhibit 3.2 of the Company's Quarterly report on Form 10-Q (File No. 1-15202) filed with the Commission on August 5, 2004).

3.2 Amendment, dated May 16, 2006, to the Company's Restated Certificate of Incorporation, as amended.